UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2004

Educate, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 843-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Attached as exhibits 10.1 and 10.2 hereto are the forms of stock option agreement for employee and officer option grants and for director option grants under the Educate, Inc. 2004 Omnibus Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Form of Educate, Inc. 2004 Omnibus Stock Incentive Plan Option Agreement (Employee and Officer Option Grants)

10.2	Form of Educate, Inc. 2004 Omnibus Stock Incentive Plan Option Agreement (Director Option Grants)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

Date: September 30, 2004	By:	/s/ C. Alan Schroeder
	Name:	C. Alan Schroeder
	Title:	Vice President, General Counsel and Secretary

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